Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-3573 - PremierSolutions Chicago Public Schools
HV-3574 - PremierSolutions Standard

Supplement dated September 24, 2025 to Prospectuses dated May 1, 2025

This Supplement is regarding the John Hancock New Opportunities Fund – Class A in the above-referenced product prospectuses.

Fund Merger and Termination

As noted in a prior prospectus supplement for the John Hancock New Opportunities Fund, and in a product supplement we sent you in August, at a meeting held on March 24-27, 2025, the Board of Trustees of John Hancock Funds II, of which John Hancock New Opportunities Fund (“New Opportunities”) is a series, voted to recommend that the shareholders of New Opportunities approve a reorganization, that was expected to be tax-free for U.S. federal income tax purposes, of New Opportunities (Selling Fund) into John Hancock Small Cap Dynamic Growth Fund (“Small Cap Dynamic Growth”) (Acquiring Fund), also a series of John Hancock Funds II ("Reorganization").

As indicated in these prior notifications, the Reorganization was expected to occur as of the close of business on August 22, 2025 ("Closing Date"). Under the terms of the Reorganization, as of the Closing Date, New Opportunities transferred all of its assets to Small Cap Dynamic Growth in exchange for corresponding shares of Small Cap Dynamic Growth. Small Cap Dynamic Growth assumed substantially all liabilities of New Opportunities. The corresponding shares of Small Cap Dynamic Growth were then distributed to New Opportunities shareholders, and New Opportunities terminated.

New Opportunities remained open to purchases and redemptions from existing shareholders until the Closing Date. New Opportunities did not accept orders from new investors to purchase shares of New Opportunities, effective as of the close of business on April 28, 2025. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that included New Opportunities as an investment option as of the close of business on April 28, 2025, continued to make New Opportunities shares available to new and existing accounts.

Prior to the Reorganization, any dividends were paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option had been chosen received any dividends in the form of additional shares of New Opportunities.

As of the close of business on the Closing Date, investors who held units of the Separate Account Sub-Account that invested in Class A shares of the Selling Fund automatically received a proportionate number of Class A shares of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing
2025-PROSUPP-20

in the Acquiring Fund received in the merger have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account that invested in the Selling Fund. You should consider the strategies and risks of the underlying Acquiring Fund. In addition, if you did not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your contract, your contributions were applied to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account ceased to exist on the Closing Date.

Within 60 (sixty) days of the Closing Date, if your units in the Selling Fund Sub-Account were transferred to the Acquiring Fund Sub-Account, you are permitted to transfer out of the Acquiring Fund to other investment options currently offered under your contract without penalty, fees, or restrictions related to the number of transfers you may make in a year.

Please see the prospectus (or summary prospectus if applicable) for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus (or summary prospectus if applicable) for the Acquiring Fund, or if you would like to complete a transfer or request a transfer form.

As a result of the above, as of the Closing Date, references to the New Opportunities Selling Fund were removed from the above-captioned product prospectuses and information for the Small Cap Dynamic Growth Acquiring Fund was added as follows to the “Appendix A – Underlying Funds” section (all other information contained in the “Appendix A – Underlying Funds” section remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	John Hancock Small Cap Dynamic Growth Fund - Class A*	1.20%	25.23%	7.49%	7.04%
	Adviser: John Hancock Investment Management, LLC
	Subadviser: Axiom Investors, LLC

*Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2025-PROSUPP-20